May 1, 2017

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND

-          DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

(Class D, I and Y Shares)

Supplement to Summary and Statutory Prospectuses

Dated August 1, 2016

The following information supersedes and replaces any contrary information contained in “Fees and Expenses” in the fund’s summary prospectus and “Fund Summary - Fees and Expenses” in the fund’s statutory prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class D	Class I	Class Y
Management fees*	.30	.30	.30
Distribution and/or service (12b-1) fees	.10	none	none
Other expenses	.12	.14	.15
Total annual fund operating expenses	.52	.44	.45
Fee waiver and/or expense reimbursement **	(.03)	(.05)	(.06)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.49	.39	.39

* Restated to reflect current management fee.

** The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until August 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of the fund's Class D, Class I and Class Y shares (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .39%.  On or after August 1, 2018, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first two years of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class D	$50	$161	$285	$647
Class I	$40	$131	$236	$544
Class Y	$40	$132	$240	$555

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